UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ALTIRIS, INC.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 21, 2004

To our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Altiris, Inc. (the “Company”). The meeting will be held at our corporate headquarters located at 588 West 400 South, Lindon, Utah 84042 on Wednesday, July 21, 2004, for the following purposes:

1.	To elect two Class II directors to serve for a three-year term that expires at the 2007 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To approve the Altiris, Inc. 2004 Stock Plan;

3.	To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2004; and

4.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The meeting will begin promptly at 2:00 p.m., local time, and check-in will begin at 1:30 p.m., local time. Only holders of record of shares of Altiris common stock (NASDAQ:ATRS) at the close of business on Friday, June 4, 2004 are entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during normal business hours at our corporate headquarters located at 588 West 400 South, Lindon, Utah.

By order of the Board of Directors,

Gregory S. Butterfield Chief Executive Officer

Lindon, Utah

July 2, 2004

YOUR VOTE IS IMPORTANT!

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Page

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

When and where is the meeting?	1
Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	3
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	4
Can I change my vote?	4
Who can help answer my questions?	4
Is my vote confidential?	5
What vote is required to approve each item and how are votes counted?	5
What is a “broker non-vote”?	5
How are “broker non-votes” counted?	6
How are abstentions counted?	6
What happens if additional matters are presented at the meeting?	6
Who will serve as inspector of election?	6
What should I do in the event that I receive more than one set of proxy/voting materials?	6
Who is soliciting my vote and who will bear the costs of this solicitation?	6
Where can I find the voting results of the meeting?	7
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	7
How may I communicate with the Board of Directors of Altiris or the non-management directors on the Altiris Board?	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	11

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	12

Board Independence	12
Board Structure and Committee Composition	13
Compensation of Directors	14
Consideration of Director Nominees	15
Executive Sessions	16
Compensation Committee Interlocks and Insider Participation	16
Communications with the Board	16

2003 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17

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ii

ALTIRIS, INC.

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Altiris, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held on Wednesday, July 21, 2004, beginning at 2:00 p.m., at our executive offices located at 588 West 400 South, Lindon, Utah, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

We use several abbreviations in this proxy statement. We may refer to our company as “Altiris” or the “Company.” The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the U.S. Securities and Exchange Commission on March 15, 2004, and its subsequent amendment. The term “meeting” means our 2004 Annual Meeting of Stockholders.

We are sending these proxy materials on or about July 2, 2004, to all stockholders of record at the close of business on Friday, June 4, 2004 (the “Record Date”).

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

When and where is the meeting?	The meeting will be held on Wednesday, July 21, 2004, beginning at 2:00 p.m., at our executive offices located at 588 West 400 South, Lindon, Utah.

Why I am receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date, June 4, 2004. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?

At our meeting, stockholders of record will act upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which are described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?

You are entitled to attend the meeting only if you were an Altiris stockholder (or joint holder) of record as of the close of business on Friday, June 4, 2004, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to Friday, June 4, 2004, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 1:30 p.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned Altiris common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 26,443,302 shares of Altiris common stock were outstanding. Each outstanding share of Altiris common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 26,443,302 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Altiris common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of Altiris common stock representing at least 13,221,652 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:

1.	To elect of two nominees to serve as Class II directors on our Board of Directors;

2.	To approve of the Altiris, Inc. 2004 Stock Plan; and

3.	To ratify of the appointment of our independent accountants for the fiscal year ending December 31, 2004.

These proposals are described more fully below in these proxy materials. As of the date of this proxy statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees, “FOR” the approval of the Altiris, Inc. 2004 Stock Plan and “FOR” the ratification of independent auditors for the 2004 fiscal year.

What shares can I vote at the meeting?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Altiris stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, EquiServe Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Altiris or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, trustee or nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet—Stockholders of record of Altiris common stock with Internet access may submit proxies from any location in the world by following the “Vote by Internet” instructions on their proxy cards. Most Altiris stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone—Stockholders of record of Altiris common stock who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards. Most Altiris stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

By Mail—Stockholders of record of Altiris common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Altiris stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?

Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?

You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can help answer my questions?	If you have any questions about the meeting or how to vote or revoke your proxy, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders: (877) 750-5838
International calls: (646) 822-7402
Banks and brokers (call collect): (212) 750-5833

If you need additional copies of this proxy statement or voting materials, please contact Innisfree M&A Incorporated (“Innisfree”) as described above or send an e-mail to info@innisfreema.com.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Altiris or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Altiris management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors.    The two director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items.    For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors (“FOR” all of the Company’s director nominees, “FOR” approval of the Altiris, Inc. 2004 Stock Plan, “FOR” ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of the appointment of independent accountants), but not on non-routine matters (such as stockholder proposals and the approval of the Company’s 2004 Stock Plan). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” or “AGAINST” routine maters but will not vote on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the 2004 Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Stephen C. Erickson (our Chief Financial Officer) and Craig H. Christensen (our Corporate Secretary), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect a representative of EquiServe Trust Company, N.A., our Transfer Agent, to tabulate the votes and act as inspector of election at the annual meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?

You may receive more than one set of these proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Altiris proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

Altiris is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access these proxy materials or vote over the Internet, you are responsible for Internet charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of our Board of Directors, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. We have also engaged Innisfree to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree a fee of approximately $30,000 to $35,000, plus customary costs and expenses for these services. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Altiris common stock.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2004.

What is the deadline to propose actions for consideration at next	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

year’s annual meeting of

stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:    For a stockholder proposal to be considered for inclusion in the Altiris proxy statement for the annual meeting to be held in 2005, the written proposal must be received by the Corporate Secretary of Altiris at our principal executive offices no later than March 4, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Altiris proxy statement is instead a reasonable time before Altiris begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the U.S. Securities and Exchange Commission. Proposals should be addressed to:

Altiris, Inc.

588 West 400 South

Lindon, Utah 84042

Attention: Corporate Secretary.

For a stockholder proposal that is not intended to be included in the Altiris proxy statement in accordance with Rule 14a-8, the stockholder must provide the information required by the Bylaws of Altiris and give timely notice to the Corporate Secretary of Altiris in accordance with the Bylaws of Altiris, which, in general, require that the notice be received by the Corporate Secretary of Altiris:

•	Not later than the close of business on May 3, 2005.

If the date of the next annual meeting of stockholders (to be held in 2005) is moved more than 30 days before or after the anniversary of this annual meeting, then notice of a stockholder proposal that is not intended to be included in the Altiris proxy statement under Rule 14a-8 for such future meeting must be received no later than the close of business on the earlier of the following two dates:

•	10 days after notice of the date of the meeting is mailed; or

•	10 days after Altiris publicly announces the meeting date.

Nomination of Director Candidates:    Stockholders may recommend director candidates for consideration by our Board’s Governance and Nominating Committee. Any such recommendations should include the nominee’s name, home and business address and other contact information, detailed biographical data, and qualifications for board membership, along with information regarding any relationships between the candidate and Altiris within the last three fiscal years. Such recommendations should be directed to our Corporate Secretary at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, as well as a statement by the candidate consenting to being named as a nominee and serving as a director if elected. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the provisions of our Bylaws, which, in general, require that the notice be received by the Corporate Secretary of Altiris within the time period described above under “Stockholder Proposals.”

Copy of Bylaw Provisions:    You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The Bylaws of Altiris also are available on the Investor Relations section of our website at http://www.altiris.com.

How may I communicate with the Board of Directors of Altiris or the non-management directors on the Altiris Board?

To contact the Board of Directors, please send a letter or email using the contact information provided below. Communications may be addressed to the entire Board, to the non-management directors as a group, or to any individual director. All such communications will be initially received and processed by the office of our General Counsel, and our Lead Independent Director (currently Michael J. Levinthal) will be automatically copied on all communications. Accounting, audit, internal accounting controls and other financial matters will be referred to our Audit Committee chairperson. Other matters will be referred to the Board of Directors, the non-management directors, or individual directors as appropriate.

Write to the Board at:
Altiris, Inc.
c/o Craig H. Christensen, Corporate Secretary
588 West 400 South
Lindon, Utah 84042

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information relating to the beneficial ownership of Altiris Common Stock as of the Record Date, by:

•	each person (or group of affiliated persons) known by us to own beneficially more than 5% of Altiris Common Stock;

•	each of our Named Executive Officers;

•	each of our directors and director nominees; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of the Record Date (June 4, 2004) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

The number and percentage of shares beneficially owned is computed on the basis of 26,443,302 shares of Altiris common stock outstanding as of the Record Date. Shares of Altiris common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o Altiris, Inc., 588 West 400 South, Lindon, Utah 84042.

Beneficial Owner (Name and Address)	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding
5% Stockholders
Entities affiliated with Technology Crossover Ventures(2) 528 Ramona Street Palo Alto, California 94301	4,578,816	17.32%
Entities affiliated with FMR Corp.(3) 82 Devonshire Street Boston, MA 02109	3,329,213	12.59%
The Canopy Group, Inc.(4) 333 South 520 West, Suite 300 Lindon, Utah 84042	1,989,092	7.52%
TimesSquare Capital Management, Inc.(5) Four Times Square, 25th Floor New York, New York 10036	1,484,600	5.61%

Directors and Named Executive Officers
Gregory S. Butterfield(6)	114,942	*
Stephen C. Erickson(7)	42,069	*
Dwain A. Kinghorn(8)	293,911	1.11%
Jan E. Newman(9)	1,375	*
Michael R. Samuelian(10)	92,424	*
Gary B. Filler(11)	12,500	*
Jay C. Hoag(12)	4,632,636	17.49%
Michael J. Levinthal(13)	90,000	*
V. Eric Roach(14)	183,333	*
Mark E. Sunday	—	*
All current directors and executive officers as a group (11 persons)	5,476,889	20.40%

*	less than 1%
(1)	The information provided in this table is based on our records, information supplied to us by our executive officers, directors and principal stockholders and information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission.
(2)	Consists of 4,404,586 shares held by TCV IV, L.P., 164,241 shares held by TCV IV Strategic Partners, L.P. (which are collectively referred to as the TCV Funds), and 9,989 shares held by Technology Crossover Management IV, L.L.C., which is the General Partner of each of the TCV Funds. Jay C. Hoag, a director of Altiris, and Richard H. Kimball are the Managing Members of Technology Crossover Management IV, L.L.C. Mr. Hoag and Mr. Kimball each disclaim beneficial ownership of these shares, except as to his respective pecuniary interest therein.
(3)	FMR Corp. is the parent corporation of a wholly owned subsidiary, Fidelity Management & Research Company or Fidelity. Fidelity is the investment advisor to various investment companies that are registered under Section 8 of the Investment Company Act of 1940 and hold shares of Altiris common stock. As investment advisor, Fidelity may be deemed to beneficially own 2,986,251 shares, where 2,326,683 shares of which are held by Fidelity Contrafund. Each of Edward C. Johnson 3d, Chairman and a holder of 12% of the outstanding voting stock of FMR Corp., and Abigail Johnson, a holder of 24.5% of the outstanding voting stock of FMR Corp., may be deemed to beneficially own the shares beneficially owned by FMR Corp.
(4)	The Noorda Family Trust, or NFT, owns a majority of the capital stock of The Canopy Group, Inc., or Canopy. Raymond J. and Lewena Noorda serve as the only trustees of the NFT. Mr. Noorda is also an executive officer of Canopy. The Noordas, together with Ralph J. Yarro III, CEO and President of Canopy and our former chairman, share in the voting and dispositive power of the shares held by Canopy. Mr. Yarro and NFT each disclaim beneficial ownership of these shares except as to their respective pecuniary interest therein.
(5)	CIGNA Corporation is the ultimate parent company of TimesSquare Capital. CIGNA disclaims beneficial ownership of the shares except as to its pecuniary interest therein.
(6)	Mr. Butterfield’s shares include 112,708 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Butterfield.
(7)	Mr. Erickson’s shares include 40,208 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Erickson.
(8)	Mr. Kinghorn’s shares include 36,500 shares held by Computing Edge Corporation, or CEC, 196,280 shares held by Computing Edge Limited, or CEL, 4,568 shares held in Mr. Kinghorn’s name and 56,563 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Kinghorn. Mr. Kinghorn is the Chief Executive Officer and holds all of the outstanding capital stock of CEC and he is a director of CEL. Mr. Kinghorn disclaims beneficial ownership as to CEL’s shares, except as to his pecuniary interest therein.
(9)	Mr. Newman’s shares include of 625 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Newman.
(10)	Mr. Samuelian’s shares include 12,146 shares held by Mr. Samuelian and Luann Samuelian as joint tenants, 13,924 shares held by the Samuelian 2002 Grantor Retained Annuity Trust, or the Samuelian Trust, and 66,354 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Samuelian. Mr. Samuelian disclaims beneficial ownership of the shares held by the Samuelian Trust except as to his pecuniary interest therein.
(11)	Mr. Filler’s shares include 12,500 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Filler.
(12)	Mr. Hoag’s shares include 4,404,586 shares held by TCV IV, L.P., 164,241 shares held by TCV IV Strategic Partners, L.P., collectively the (“TCV Funds”)9,989 shares held by Technology Crossover Management IV, L.L.C., 3,820 shares held by the Hoag Family Trust U/A Dtd 8/2/94,(“Hoag Trust”), of which Mr. Hoag is a trustee, and 50,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Hoag. Mr. Hoag is a Managing Member of Technology Crossover Management IV, L.L.C., which is the General Partner of each of the TCV Funds. Mr. Hoag disclaims beneficial ownership of the shares held by the TCV Funds, Technology Crossover Management IV, L.L.C. and the Hoag Trust, except as to his respective pecuniary interest in each of those entities.
(13)	Mr. Levinthal’s shares include 90,000 shares held by a retirement trust for the benefit of Mr. Levinthal.
(14)	Mr. Roach’s shares include 133,333 shares held by The Roach Family Trust, for which he serves as trustee, and 50,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by Mr. Roach.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending December 31, 2003, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, with the exception of: one late Form 4 report was filed by each of Gregory S. Butterfield, Stephen C. Erickson, Dwain A. Kinghorn, Jan E. Newman and Michael R. Samuelian on February 7, 2003, to report stock options granted on January 28, 2003; Mr. Levinthal timely filed a Form 5 for our 2003 fiscal year reporting a late Form 4 transaction that occurred on December 12, 2003; and Gary B. Filler filed a late Form 5 for our 2003 fiscal year on February 20, 2004, reporting a late Form 4 transaction that occurred on June 12, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Canopy Group, Inc.    We lease office space, furniture and equipment from Canopy at our headquarters location in Lindon, Utah. We have a five-year lease that started January 1, 2002 and expires December 31, 2006 with total payments in 2003 of $1,328,000. We believe the terms of these arrangements are at least as favorable as the terms we could obtain from unaffiliated third parties in similar arrangements based on our knowledge of market terms for leases of comparable facilities in our geographic area. Canopy beneficially holds greater than five percent of our common stock and Ralph J. Yarro III and Darcy G. Mott, two members of the Board of Directors of Altiris in 2003, serve as officers of Canopy.

CEW Utah.    In the first quarter of the current fiscal year we paid approximately $107,000 to CEW, a Utah corporation and software reseller owned solely by Dwain Kinghorn, our Chief Technology Officer and a Named Executive Officer, for sales of our software products to third party customers. The pricing and other terms offered to CEW to resell our products are no more favorable than the terms we offer to unaffiliated resellers under similar circumstances.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Altiris is committed to adopting and adhering to sound corporate governance principles. Having such principles is essential to operating our business efficiently and to maintaining our integrity and reputation in the marketplace. Our Board has been active in corporate governance initiatives. The Board revised the charters of the Audit Committee and the Compensation Committee, formed the Governance and Nominating Committee, adopted the Corporate Governance Guidelines and revised our Code of Conduct. Each of the Board committees operates under a written charter adopted by the Board, and all of the committee charters are available on the Investor Relations section of our website at http://www.altiris.com, as well as our Corporate Governance Guidelines and Code of Conduct. Our Code of Conduct applies to all employees.

In April 2004, we announced changes to our Board of Directors made to enhance the overall effectiveness of our Board and maintain sound corporate governance practices. We named Gregory S. Butterfield, our President and Chief Executive Officer, to the additional title of Chairman, replacing the resigning chairman, Ralph J. Yarro III (a Board member since 1998). Darcy G. Mott (a Board member since 2000) also resigned at that time. In addition, Mark E. Sunday, senior vice president and CIO of Siebel Systems, was appointed to the Board and Michael J. Levinthal, a Board member since 2002 and general partner of Thomas Weisel Venture Partners, was appointed to serve as lead independent director, serving as, among other things, a liaison between the Chairman of the Board and the independent directors and, if reasonably requested by stockholders, to be available for direct communication. These changes left the Board with one vacancy, which the Board is actively seeking to fill with another independent director and would result in a board composed of seven directors, six of whom would be independent.

Board Independence

Our Board of Directors has determined each of the following directors (and each of the members of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee) to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or the NASD:

Michael J. Levinthal

Gary B. Filler

Jay C. Hoag

V. Eric Roach

Mark E. Sunday

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors is composed of six directors and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Governance and Nominating Committee. The membership and the function of each of the committees are described below.

Name of Director	Audit Committee		Compensation Committee		Governance and Nominating Committee
Non-Employee Directors:
Gary B. Filler	X	*			X
Jay C. Hoag			X
Michael J. Levinthal	X				X	*
V. Eric Roach	X		X	*
Mark E. Sunday(1)			X
Employee Director:
Gregory S. Butterfield
Number of Meetings Held During the Last Fiscal Year	4		4		n/a

X =	Committee member; * = Chairperson
(1)	Mr. Sunday began his service as a member of our Board of Directors after the end of the fiscal year ended December 31, 2003

Our Board held nine meetings during the fiscal year ended December 31, 2003 (the “Last Fiscal Year”). Each director attended at least 75% of all Board and applicable Committee meetings.

Audit Committee

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The primary responsibility of this Committee is to oversee the accounting and financial reporting processes of Altiris and the audits of Altiris’ financial statements . This Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the financial statements, Altiris’ compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance, and Altiris’ internal accounting and financial controls and reporting practices. Among other things, this Committee prepares the Audit Committee report for inclusion in the annual proxy statement of Altiris; annually reviews the Committee’s charter and the Committee’s performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit and audit fees; reviews our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning accounting or financial matters; and reviews other risks that may have a significant impact on the financial statements of Altiris. This Committee works closely with management as well as our independent auditors. This Committee also has the authority to obtain advice and assistance from, and receive appropriate funding from Altiris for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and meets the criteria for audit committee membership required by the Nasdaq Stock Market independence rule. Further, each Audit Committee member meets the NASD’s financial knowledge requirements. Also, our Board has determined that Gary B. Filler qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the SEC.

The report of the Audit Committee is included on page 16 of this proxy statement. The charter of the Audit Committee is available on the Investor Relations section of our website at http://www.altiris.com and is also included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to the compensation of our executive officers and directors. This Committee determines, or recommends to the Board for its determination, the terms of compensation for our Chief Executive Officer and other executive officers, including salaries, bonuses, stock option grants, and other benefits and compensation arrangements. The Committee produces an annual report on executive compensation for inclusion in our proxy statement; provides general oversight of Altiris’ compensation structure; and has authority to retain any compensation consultants and other compensation experts. This Committee also has the authority to administer our equity compensation plans and make grants thereunder.

Our Board of Directors has determined that each member of the Compensation Committee meets the independence criteria prescribed by the Nasdaq Stock Market independence rules.

The report of the Compensation Committee is included on page 17 of this proxy statement. The charter of the Compensation Committee is available on the Investor Relations section of our website at http://www.altiris.com and is also included as Appendix B to this proxy statement.

Governance and Nominating Committee

The Governance and Nominating Committee assists our Board of Directors in fulfilling its responsibilities with respect to corporate governance of Altiris. This Committee is responsible for developing and recommending to the Board the governance principles applicable to Altiris; overseeing the evaluation of the Board and management of Altiris; recommending to the Board director nominees for each committee; and assisting the Board in identifying prospective director nominees and determining the director nominees for election at annual meetings of stockholders of Altiris. Among other things, the Committee determines the criteria for qualification and selection of directors for election to the Board as appropriate; oversees the organization of the Board with a view to facilitating the Board’s proper and efficient discharge of its duties and responsibilities; and identifies best practices in the area of corporate governance principles, including giving proper attention and providing effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of this Committee include: annually assessing the size and composition of the Board; developing qualifications for Board committees as appropriate; defining criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to our Certificate of Incorporation or Bylaws and Board committee charters; recommending Board committee assignments; reviewing, approving and monitoring all service by executive officers on outside boards of directors; overseeing the evaluation of the Board and management; reviewing and approving in advance any proposed related party transactions; reviewing, approving and monitoring compliance with the Code of Conduct of Altiris.

The charter of the Governance and Nominating Committee is available on the Investor Relations section of our website at http://www.altiris.com and is also included as Appendix C to this proxy statement.

Compensation of Directors

We grant each non-employee director a nonstatutory stock option to purchase 25,000 shares of common stock, which vests at a rate of 50% per year. We grant an additional option to each non-employee director to purchase 25,000 shares of common stock every two years after the initial grant, which vests at a rate of 50% per year. Each of these options will have an exercise price equal to the fair market value of our common stock on the date of grant. In the event of a change in control and these options are not assumed in connection with such change of control, then these options will become exercisable as to all of the vested shares under the options plus all shares that would have otherwise vested within one year had the directors continued to serve Altiris in that role. Our non-employee directors are paid a quarterly retainer of $4,000 and an additional $1,000 for attending all board meetings each quarter. In addition, committee chairpersons are paid a quarterly retainer of $2,000. We reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by them in attending board and committee meetings

Consideration of Director Nominees

Stockholder nominees

The policy of the Board of Directors is that the Governance and Nominating Committee is to consider properly submitted stockholder recommendations and nominations for candidates for membership on the Board as described under “Identifying and Evaluating Nominees for Directors” below. In evaluating the proposed candidates, the Governance and Nominating Committee seeks to bring to the Board a balance of relevant knowledge, experience and capability while addressing the considerations identified under “Director Qualifications” below. Any stockholder recommendations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name, home and business addresses and other contact information, detailed biographical data, qualifications for Board membership, and information regarding any relationships between the recommended candidate and Altiris within the last three years, and should be addressed to:

Corporate Secretary

Altiris, Inc.

588 West 400 South

Lindon, Utah 84042

In addition, our Bylaws permit stockholders to nominate persons directly for election to the Board at an annual stockholders meeting of Altiris. For a description of the process for nominating directors, please refer to our Bylaws, a copy of which is available on the Investor Relations section of our website at http://www.altiris.com or may be obtained by contacting our Corporate Secretary at our principal executive offices.

Director Qualifications

Our Board of Directors does not currently believe that there are any specific minimum qualifications for director candidates at Altiris other than what is required under applicable SEC and exchange rules and regulations. However, our Corporate Governance Guidelines identify some of the many factors that the Governance and Nominating Committee will consider when evaluating candidates for a position on our Board of Directors, including matters of character, judgment, independence, diversity, age, expertise, diversity of experience, length of service and other time commitments. Our board also believes that eligible candidates must complement a Board that is comprised of directors who are predominately independent and of high integrity, and who offer the relevant experience, leadership skills and other qualifications that will increase overall Board effectiveness.

A copy of the Corporate Governance Guidelines is available on the Investor Relations section of our website at http://www.altiris.com.

Identifying and Evaluating Nominees for Directors

The Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders, employees or other persons. These candidates may be evaluated at regular or special meetings of the Governance and Nominating Committee. As described above, the Governance and Nominating Committee will consider properly submitted stockholder recommendations and nominations for candidates for the Board. Following verification of the status of stockholders proposing candidates, all properly submitted recommendations will usually be aggregated and evaluated by the Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Governance and Nominating Committee. The Governance and Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating director candidates, the Governance and Nominating Committee will seek to achieve those objectives described under “Director Qualifications” above and more particularly set forth in our Corporate Governance Guidelines.

There is one nominee for election to our Board this year who, prior to his appointment to the Board in April 2004, did not previously serve as an Altiris director, Mark E. Sunday.

Executive Sessions

Executive sessions of independent directors are held regularly. The sessions are scheduled and chaired by the lead independent director or, in his or her absence, the chairperson of the Governance and Nominating Committee. Any non-employee director can request that an additional executive session be scheduled.

Compensation Committee Interlocks and Insider Participation

During the Last Fiscal Year, Messrs. Roach, Hoag and Mott served as members of the Compensation Committee of our Board, which is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

Communications with the Board

To contact the Board of Directors, please send a letter or email using the contact information provided below. Communications may be addressed to the entire Board, to the non-management directors as a group, or to any individual director. All such communications will be initially received and processed by the office of our General Counsel, and our Lead Independent Director (currently Michael J. Levinthal) will be automatically copied on all communications. Accounting, audit, internal accounting controls and other financial matters will be referred to our Audit Committee chairperson. Other matters will be referred to the Board of Directors, the non-management directors, or individual directors as appropriate.

Write to the Board at:

Altiris, Inc.

c/o Craig H. Christensen, Corporate Secretary

588 West 400 South

Lindon, Utah 84042

2003 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of the Board of Directors shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The Audit Committee, which currently consists of Gary B. Filler (Chairman), Michael J. Levinthal and V. Eric Roach, assists the Board of Directors in the oversight and monitoring of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance, and the Company’s internal accounting and financial controls and reporting practices. The written charter for the Audit Committee, as revised in January 2004, details the responsibilities of the Audit Committee and is attached hereto as Appendix A.

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board of Directors. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. The Company’s independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

2. The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380).

3. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditor’s independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The undersigned members of the Audit committee have submitted this Report to the Board of Directors.

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Gary B. Filler, Chairman

Michael J. Levinthal

V. Eric Roach

2003 REPORT OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors on Compensation shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The purpose of the Compensation Committee, which, during our 2003 fiscal year consisted of V. Eric Roach (Chairman), Jay C. Hoag and Darcy G. Mott, is to assist the Board in discharging its responsibilities relating to oversight of the compensation of Altiris’ Chief Executive Officer and other executive officers, to administer Altiris’ stock plans and make grants thereunder, to consult with management regarding compensation and benefits for non-executive officers and other employees of Altiris, and to oversee Altiris’ compensation policies, plans and benefits programs generally. The written charter for the Compensation Committee, as revised in January 2004, details the responsibilities of the Compensation Committee and is attached hereto as Appendix B. The following is the report of the Compensation Committee of the Board of Directors with respect to executive compensation during fiscal year 2003.

Compensation Philosophy

As set forth in the charter for the Compensation Committee, the philosophy of the Committee is to provide compensation to Altiris’ officers and other key employees in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with Altiris, to provide incentives for such persons to perform to the best of their abilities for Altiris, and to promote the success of Altiris’ business. The Committee’s philosophy also seeks to align the interests of stockholders and management by tying compensation to Altiris’ financial performance, either directly in the form of salary and cash bonuses or indirectly in the form of stock options and in certain instances stock purchase rights.

We note that competition for qualified management and technical personnel in Altiris’ industry is intense and we expect such competition to remain intense for the foreseeable future. As a result, in order to gain access to and retain qualified personnel, the Compensation Committee believes that it will be necessary to provide compensation packages that are competitive with that which is offered by other similarly situated software companies.

Cash Compensation

Base Salary.    The base salaries for our executive officers in 2003 were established based on subjective evaluation of such factors as the level of responsibility, individual performance, level of pay and company peer group pay levels, and compensation for comparative positions in other companies. Base salaries are reviewed on an annual basis and annual increases determined on an individual basis based on the foregoing considerations and a more specific review of the individual’s performance and contribution to various individual, departmental and corporate objectives.

Executive Bonus Plan.    For 2003, all non-commissioned executive officers earned quarterly cash bonuses on the basis of Altiris’ overall financial and operational performance, certain marketing and other strategic considerations, and performance of individual objectives established between the executive officer and the chief executive officer (CEO) or, in the case of the CEO, between the CEO and the Compensation Committee. The salaries and cash bonuses received by such executives, other than the CEO, were determined by the Compensation Committee upon the recommendation of the CEO. The CEO’s base salary is determined by the Compensation Committee. These cash bonuses for 2003 ranged from 7% to 15% of an executive’s base salary.

Equity-based Compensation

Altiris provides long-term incentives through stock option awards under the terms of its 2002 Stock Plan. Stock options are granted periodically under the Stock Plan to provide incentive to executives and other managers and employees to maximize long-term total return to our stockholders. The Stock Plan authorizes the use of both non-statutory and incentive stock options, as well as restricted stock awards; however, to date only non-statutory stock options have been granted under the Stock Plan. We believe that stock option awards provide a particularly strong incentive because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which historically has been set at the fair market value of our common stock on the date the option is granted. In addition, employees must remain employed with us for a fixed period of time in order for the options to vest fully. Options generally vest over a four-year period to encourage option holders to remain with Altiris.

All stock option awards granted to our executive officers in fiscal 2003 were approved by the Compensation Committee. In determining the size of the options granted to the executive officers, the Committee considered such factors as the executive’s position with Altiris, the executive’s individual performance, the number of options then held, if any, and the extent to which such options were vested, and any other factors that the Committee deemed relevant.

In addition, Altiris offers to all of its employees the opportunity to participate in its 2002 Employee Stock Purchase Plan.

Compensation for the Chief Executive Officer

Gregory S. Butterfield has served as Altiris’ chief executive officer since February 2000. In fiscal year 2003, Mr. Butterfield received an annual salary of $217,094 and cash bonuses of $32,641. Mr. Butterfield may continue to earn cash bonuses pursuant to the 2004 Executive Bonus Plan.

It is the opinion of the Compensation Committee that these executive compensation policies and plans provide for a reasonable and balanced remuneration program that focuses on the relationship of corporate performance to executive compensation and enables Altiris to find, motivate and retain the quality executives necessary for Altiris’ future success.

THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

V. Eric Roach, Chairman

Jay C. Hoag

Darcy G. Mott

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered to Altiris in all capacities during the years ended December 31, 2001, December 31, 2002 and December 31, 2003, by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus for 2003 exceeded $100,000. These executives are referred to as the “Named Executive Officers” elsewhere in this prospectus.

Summary Compensation Table

	Fiscal Year				Other Annual Compensation (1)			Long Term Compensation
			Annual Compensation					Securities Underlying Options	All Other Compensation (2)
Name and Principal Position			Salary	Bonus
Gregory S. Butterfield President and Chief Executive Officer	2003 2002 2001		$217,094 204,080 201,030	$32,641 — 10,000	$	— — —		30,000 50,000 —	$8,083 8,208 6,591

Stephen C. Erickson Vice President, Chief Financial Officer	2003 2002 2001		177,163 167,613 144,238	26,783 — 10,000		— — —		30,000 50,000 20,000	4,982 5,667 6,322

Dwain A. Kinghorn Vice President, Chief Strategy and Technology Officer	2003 2002 2001		203,635 189,825 171,092	22,342 — 10,000		— — —		30,000 15,000 32,500	4,254 5,782 4,973

Jan E. Newman Vice President, Business Development	2003 2002 2001	(3)	207,208 189,517 —	15,498 — —		— — —		25,000 15,000 —	5,152 6,527 —

Michael R. Samuelian Vice President, Sales	2003 2002 2001		154,065 117,250 108,300	— 10,000 18,000		113,134 80,661 78,701	(4)	25,000 25,000 10,000	6,222 7,784 4,678

(1)	Comprises amounts paid to Named Executive Officers as commissions.
(2)	Dollar amounts represent: (i) our matching contribution to the 401(k) plan account of Mr. Butterfield in the amounts of $6,213 in 2003, $5,500 in 2002 and $5,266 in 2001; Mr. Erickson in the amounts of $4,132 in 2003, $4,902 in 2002 and $4,627 in 2001; Mr. Kinghorn in the amounts of $3,909 in 2003, $3,305 in 2002 and $4,628 in 2001; Mr. Newman in the amounts of $4,392 in 2003 and $3,790 in 2002; and Mr. Samuelian in the amounts of $4,787 in 2003, $4,217 in 2002 and $3,243 in 2001; (ii) life insurance premiums paid by us for Mr. Butterfield in the amounts of $763 in 2003, $576 in 2002 and $1,325 in 2001; Mr. Erickson in the amounts of $850 in 2003, $765 in 2002 and $1,695 in 2001; Mr. Kinghorn in the amount of $345 in each of 2003, 2002 and 2001; Mr. Newman in the amounts of $760 in 2003 and $605 in 2001; and Mr. Samuelian in the amount of $1,435 in each of 2003, 2002 and 2001.
(3)	Mr. Newman left his employment with Altiris in April 2000, then later rejoined Altiris at the end of December 2001. Amounts indicated comprise compensation of such Named Executive Officer in our 2001 and 2002 fiscal years.
(4)	Includes $7,749 paid to Mr. Samuelian during our 2003 fiscal year for commissions earned in our 2002 fiscal year.

Grants of Stock Options

The following table summarizes the stock options granted to each Named Executive Officer during the Last Fiscal Year, including the potential realizable value over the 10-year term of the options, which is based on assumed rates of stock appreciation of 5% and 10%, compounded annually and subtracting from that result the aggregate option exercise price. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future stock price of our Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of our Common Stock, overall market conditions and the option holder’s continued employment through the vesting period.

During the Last Fiscal Year, we granted options to purchase up to an aggregate of 984,000 shares to employees. All options were granted under our 2002 Stock Plan at exercise prices equal to the fair market value of our Common Stock on the date of grant. Such options vest as to 25% of the shares underlying the option at the end of each one-year period over four years.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Terms
Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees(#)	Exercise Price Per Share	Expiration Date

					5%($)	10%($)
Gregory S. Butterfield	30,000	3.05%	$13.08	1/28/13	$246,778	$625,385

Stephen C. Erickson	30,000	3.05%	13.08	1/28/13	246,778	625,385

Dwain A. Kinghorn	30,000	3.05%	13.08	1/28/13	246,778	625,385

Jan E. Newman	25,000	2.54%	13.08	1/28/13	205,649	521,154

Michael R. Samuelian	25,000	2.54%	13.08	1/28/13	205,649	521,154

Exercises of Stock Options

The following table provides certain information concerning stock option exercises during the Last Fiscal Year, and exercisable and unexercisable options held as of December 31, 2003, by the Named Executive Officers.

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-the-Money Options at December 31, 2003(1)
Name			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
Gregory S. Butterfield	275,000	$4,788,151	10,417	144,583	$301,885	$4,674,490

Stephen C. Erickson	22,500	346,600	35,417	92,083	1,101,385	2,628,665

Dwain A. Kinghorn	—	—	49,375	63,125	1,588,388	1,740,723

Jan E. Newman	23,125	274,500	2,500	33,125	72,450	820,463

Michael R. Samuelian	45,780	751,634	36,458	73,542	1,213,053	2,222,747

(1)	Based on a fair market value of $36.48 per share as of December 31, 2003, the closing sales price per share of our Common Stock on that date as reported on the Nasdaq National Market.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information concerning our equity compensation plans as of December 31, 2003.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,020,778	$8.79	66,413
Equity compensation plans not approved by security holders	0	0	0

Total	3,020,778	$8.79	66,413

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information concerning our equity compensation plans as of December 31, 2002.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,417,343	$3.56	466,147
Equity compensation plans not approved by security holders	0	0	0

Total	3,417,343	$3.56	466,147

Benefit Plans

1998 Stock Option Plan

Our 1998 Stock Option Plan was adopted by our Board of Directors in August 1998. Our 1998 Stock Option Plan provides for the grant of nonstatutory stock options to our employees, directors and consultants. We have reserved an aggregate of 4,197,058 shares of our common stock for issuance under this plan. As of June 28, 2004, 2,892,545 shares had been issued pursuant to the exercise of options and options to purchase 1,154,539 shares of common stock were outstanding. In February 2002, our Board of Directors determined to discontinue granting stock options under our 1998 Stock Option Plan and to retire any shares of our common stock reserved for issuance under such plan and not subject to outstanding stock options. Since the discontinuation of stock option grants under our 1998 Stock Option Plan, we have granted options only under our 2002 Stock Plan (described below). The 1998 Stock Option Plan provides that in the event of the sale, transfer or other disposition of all or substantially all of our assets, our complete liquidation or dissolution, or a merger or consolidation in which more than 50% of our total combined voting power is transferred to persons different from the persons holding those securities immediately prior to such merger or consolidation, the outstanding options under the plan and all outstanding repurchase rights will terminate except to the extent the options and repurchase rights are assumed by the successor entity. Notwithstanding the foregoing, outstanding options may accelerate as to a portion of unvested shares subject to an option prior to such termination as provided in an optionee’s stock option agreement or any amendment to such stock option agreement.

2002 Stock Plan

Our Board of Directors adopted and our stockholders approved the 2002 Stock Plan in January 2002. In connection with our initial public offering of common stock in May 2002, our Board and stockholders approved certain amendments to this plan, including an amendment to increase the maximum number of shares reserved for issuance under the plan. The plan is administered by our Board of Directors and the Compensation Committee of the Board and terminates automatically in 2012, unless we terminate it sooner. The administrator has the authority to amend, suspend or terminate the plan provided such amendment does not impair the rights of any optionee. We have reserved a total of 2,574,080 shares of our common stock for issuance under this plan. In addition, this plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each fiscal year equal to the lesser of (i) 3% of the outstanding shares of common stock on the first day of the applicable year, or (ii) 1,000,000 shares, or (iii) a lesser amount as our Board may determine. However, our Board has determined that in the event our 2004 Stock Plan is approved by stockholders at the annual meeting, the Board will use its discretion under the annual increase provision to add no more than 300,000 shares fewer than the maximum allowed by the Plan in each of the last three years of the plan’s 10-year life (that is, 2010, 2011 and 2012). As of June 28, 2004, 327,575 shares had been issued pursuant to the exercise of options and options to purchase 1,916,016 shares of common stock were outstanding.

This plan provides for the grant of incentive stock options, within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or the Code to our employees, and for the grant of nonstatutory stock options and stock purchase rights to our employees, directors and consultants. The administrator has the power to determine the terms of the options and stock purchase rights granted pursuant to the plan, including the exercise price, the number of shares subject to each option or stock purchase right, the exercisability of the options and stock purchase rights and the form of consideration payable upon exercise. The administrator determines the exercise price of options granted under the plan, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other options. No optionee may be granted an option to purchase more than 1,000,000 shares in any year, except in connection with his or her initial service as an employee, an optionee may be granted an additional option to purchase up to 500,000 shares. In connection with the termination of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 3 months. However, an option may never be exercised later than the expiration of its term.

Stock purchase rights, which represent the right to purchase our common stock, may be issued under this plan. The administrator determines the purchase price of stock purchase rights granted under our plan. Unless the administrator determines otherwise, a restricted stock purchase agreement, which is an agreement between us and an optionee which governs the terms of stock purchase rights, will grant us a repurchase option that we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason, including death or disability. The purchase price for shares we repurchase will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The administrator determines the rate at which our repurchase option will lapse.

This plan generally does not allow for the transfer of options or stock purchase rights and only the optionee may exercise an option or stock purchase right during his or her lifetime. The plan also provides that in the event of our merger with or into another corporation, or a change of control, the successor corporation will assume or substitute each option or stock purchase right. If the successor corporation refuses to assume or substitute for outstanding options and stock purchase rights, the administrator will notify each optionee that, for a period of 15 days from the date of such notice, his or her option will become exercisable as to all vested shares subject to such option, plus all shares that would have otherwise vested within one year after the date of such notice. The option will terminate upon the expiration of the 15-day period.

2002 Employee Stock Purchase Plan

In February 2002, our Board of Directors adopted our 2002 Employee Stock Purchase Plan, and, in connection with our initial public offering of common stock in May 2002, our stockholders approved the plan. A total of 1,429,269 shares of our common stock are reserved for issuance under this plan. As of June 28, 2004, 218,547 shares had been issued pursuant to the exercise of options. In addition, this plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each year, beginning in 2003, equal to the lesser of (i) 2% of the outstanding shares of our common stock on the first day of the applicable year, (ii) 750,000 shares, or (iii) another amount as our Board may determine. The plan is administered by our Board of Directors and the Compensation Committee of the Board. The administrator has full power and the exclusive authority to interpret the terms of the plan and to determine eligibility under the plan and the authority to amend or terminate our the plan, except that, subject to certain exceptions set forth in the plan, no such action may adversely affect any outstanding rights to purchase stock under our the plan.

Our employees and employees of designated subsidiaries are eligible to participate in this plan if they are customarily employed for at least 20 hours per week and more than 5 months in any calendar year. However, the administrator may not grant to an employee an option to purchase stock under this plan if:

•	the employee immediately after grant owns stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or

•	if the employee’s rights to purchase stock under all of our employee stock purchase plans accrues at a rate that exceeds $25,000 worth of stock for each calendar year.

This plan is intended to qualify under Section 423 of the Code and contains consecutive, six-month offering periods. The offering periods generally start on the first trading day on or after February 1 and August 1 of each year and will end on the last trading day on or before February 1, 2003, and the second offering period which will commence on August 1, 2003.

This plan permits participants to purchase common stock through payroll deductions of up to 10% of their eligible compensation, which includes a participant’s base salary, overtime and shift premiums and commissions, but excludes all other compensation. A participant may purchase a maximum of 1,125 shares during the first offering period under the plan and a maximum of 750 shares during each subsequent 6-month offering period, subject to adjustment for stock splits, dividends or other applicable changes in our capital structure. Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each six-month offering period. The purchase price is equal to 85% of the lower of the fair market value of our common stock at the beginning of an offering period or at the end of an offering period. Participants may end their participation at any time during an offering period, and will be paid their payroll deductions to date. Participation ends three months following termination of employment with us (unless specified otherwise by a participant).

A participant may not transfer rights granted under the plan other than by will, the laws of descent and distribution or as otherwise provided under the plan. The plan also provides that in the event of a change of control, a successor corporation may assume or substitute each outstanding option. If the successor corporation refuses to assume or substitute for the outstanding options, the offering periods then in progress will be shortened, and a new exercise date will be set. In such event, the administrator will provide notice of the new exercise date to each optionee at least 10 business days before the new exercise date.

Employment Contracts and Change-in-Control Arrangements

In August 2000, we entered into a stock option agreement with Stephen C. Erickson, our Chief Financial Officer, under our 1998 Stock Option Plan, pursuant to which we granted to him an option to acquire up to 100,000 shares of our Common Stock at a per share exercise price of $3.00, which vests over a four-year period. In addition, the stock option agreement provides that in the event of a change in control of Altiris, the remaining unvested portion of his option will become fully vested and exercisable upon the effective time of the change in control. Other than the stock option agreement with Mr. Erickson or as provided generally to all optionees under our 1998 Stock Option Plan and 2002 Stock Plan and participants under our 2002 Employee Stock Purchase Plan, we have no employment agreements or change-in-control arrangements with any Named Executive Officer.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the following information relating to the price performance of our common stock shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings

The following graph compares the total cumulative stockholder return on our common stock with the total cumulative return of the Nasdaq U.S. Index and Standard & Poor’s 500 Systems Software Index for the period beginning on May 23, 2002 (the date on which our Common Stock began trading on the Nasdaq National Market) and ending on December 31, 2003. The graph assumes that $100 was invested on May 23, 2002 in Altiris Common Stock, the Nasdaq U.S. Index and Standard & Poor’s 500 Systems Software Index, and that all dividends were reinvested.

Such returns are based on historical results and are not intended to suggest future performance.

QUARTERLY RETURN PERCENTAGE

Quarters Ending

Company/Index	Jun. 02	Sep. 02	Dec. 02	Mar. 03	Jun. 03	Sep. 03	Dec. 03
ALTIRIS INC	-48.08	91.64	60.00	-21.55	60.05	31.17	39.13
NASDAQ U.S. INDEX	-13.53	-19.76	14.08	0.60	20.57	10.10	11.96
S&P 500 SYSTEMS SOFTWARE	-1.54	-20.52	21.54	-4.20	9.27	7.16	4.01

INDEXED RETURNS

Quarters Ending

Company/Index	Base Period 23 May 02	Jun. 02	Sep. 02	Dec. 02	Mar. 03	Jun. 03	Sep. 03	Dec. 03
ALTIRIS INC	100	51.92	99.50	159.20	124.90	199.90	262.20	364.80
NASDAQ U.S. INDEX	100	86.47	69.38	79.15	79.63	96.01	105.71	118.34
S&P 500 SYSTEMS SOFTWARE	100	98.46	78.26	95.12	91.12	99.57	106.70	110.98

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws provide that our Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. We have (2) two Class I directors, Gregory S. Butterfield and Gary B. Filler, whose terms expire at our annual meeting of stockholders to be held in 2006; (2) two Class II directors, Michael J. Levinthal and Mark E. Sunday, whose terms expire at the upcoming annual meeting; and (2) two Class III directors, Jay C. Hoag and V. Eric Roach, whose terms expire at our annual meeting of stockholders to be held in 2005. In accordance with our Certificate of Incorporation and Bylaws, any additional directorships resulting from an increase in the number of directors will be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible. Currently there is a vacancy on our Board of Directors for a Class III director. Our Board of Directors will endeavor to fill such vacancy with an independent director to serve until such director’s successor is duly elected and qualified.

Class II Director Nominees

There are two nominees for election as Class II directors this year. Our Governance and Nominating Committee / Board of Directors has nominated Michael J. Levinthal for re-election and Mark E. Sunday for election as Class II directors. Mr. Levinthal has served as a director since February 2002. If elected, Messrs. Levinthal and Sunday will hold office as Class II directors until our annual meeting of stockholders held in 2007, and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two nominees recommended by our Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that each nominee will be available to serve as a director. In the event Messrs. Levinthal or Sunday become unavailable, however, the proxy holders will be voted for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Levinthal and Sunday.

Vote Required and Recommendation of the Board of Directors

The two nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

Our Board recommends a vote for the election of Michael J. Levinthal and Mark E. Sunday as Class II directors.

Information Concerning the Nominees and Incumbent Directors

The following table sets forth the name and age of each nominee and each current director of Altiris whose term of office continues after the upcoming meeting, the principal occupation of each during the past five years and the period during which each has served as a director of Altiris. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth above under “Security Ownership of Certain Beneficial Owners and Management.” There are no family relationships between any director or executive officer.

Nominees for Election as Class II Directors Serving for a Term Expiring in 2007

Name	Principal Occupation during Past Five Years	Age	Director Since
Michael J. Levinthal	Mr. Levinthal has served as a director of Altiris since February 2002 and as the Lead Independent Director since April 2004. Prior to becoming a general partner of Thomas Weisel Venture Partners in January 2004, Mr. Levinthal was a partner at Mayfield Funds, a venture capital firm since January 1983. Prior to joining Mayfield, Mr. Levinthal was a Special Limited Partner at New Enterprise Associates, a venture capital firm, from June 1981 to December 1982. In addition, Mr. Levinthal has been a director of Concur Technologies, Inc., a software company, since April 1998. Mr. Levinthal currently serves on the board of directors of several privately held companies.	49	2002

Mark E. Sunday	Mr. Sunday has served as a director of Altiris since his appointment in April 2004. Since January 2002, Mr. Sunday has served as Senior Vice President, Information Technology and Chief Information Officer of Siebel Systems, Inc., a provider of customer relationship management software. From August 1999 to January 2002, Mr. Sunday served as Vice President, Information Technology and Chief Information Officer of Siebel. Prior to joining Siebel in August 1999, Mr. Sunday was Chief Information Officer of Motorola, Inc.	49	2004

Incumbent Class III Directors Serving for a Term Expiring in 2005

Name	Principal Occupation during Past Five Years	Age	Director Since
Jay C. Hoag	Mr. Hoag has served as a director of Altiris, Inc. since February 2002. Mr. Hoag has been a General Partner of Technology Crossover Ventures, a venture capital firm, since June 1995. Mr. Hoag also serves on the board of directors of eLoyalty Corporation, NetFlix, Inc. and several privately held companies.	46	2002

V. Eric Roach	Mr. Roach has served as a director of Altiris, Inc. since February 2002. Mr. Roach served as Chief Executive Officer and Chairman of the Board of eLance, a professional services marketplace, from May 2000 to October 2001, and he is currently a member of the board of directors of eLance. Prior to joining eLance, Mr. Roach served from September 1997 to January 2000 as Executive Vice President and Chief Marketing Officer for the Direct Business division of Morgan Stanley Dean Witter, an investment bank. Prior to joining Morgan Stanley Dean Witter, Mr. Roach founded Lombard Brokerage, a brokerage company, and served as its Chairman and Chief Executive Officer from May 1992 to September 1997.	41	2002

Incumbent Class I Directors Serving for a Term Expiring in 2006

Name	Principal Occupation during Past Five Years	Age	Director Since
Gregory S. Butterfield	Mr. Butterfield has served as our President and Chief Executive Officer since February 2000, as a director since May 2000 and as our Chairman of the Board since April 2004. Prior to joining Altiris, Mr. Butterfield served as Vice President, Sales for Legato Systems, Inc., a backup software company, from July 1999 to February 2000. From June 1996 to July 1999, Mr. Butterfield served as Executive Vice President of Worldwide Sales for Vinca, a fault tolerance and high availability company. From June 1994 to June 1996, Mr. Butterfield was the Regional Director of the Rocky Mountain Region for Novell, Inc., a provider of Internet business solutions. From January 1992 to June 1994, Mr. Butterfield was Vice President of North American Sales for WordPerfect Corporation, a software company.	44	2000

Gary B. Filler	Mr. Filler has served as a director of Altiris since February 2002. Mr. Filler served as the Chief Executive Officer and as a director of Net Vision, Inc., a software company, from November 2001 to December 2002. Mr. Filler has served as a board member of Sento Corporation, a software company, since September 1998 and continues to serve as Chairman of the Board. In addition, Mr. Filler served as Acting Chief Financial Officer and Executive Vice President of Sento Corporation from July 1999 to July 2001. From September 1996 to September 1998, Mr. Filler was a business consultant and private investor. Mr. Filler served as Senior Vice President and Chief Financial Officer for Diamond Multimedia Systems, Inc., a manufacturer of graphics boards and modems, from January 1995 to September 1996. From February 1994 until June 1994, he served as Executive Vice President and Chief Financial Officer of ASK Group, Inc., a computer systems company. Mr. Filler was Chairman of the board of Seagate Technology, Inc., a manufacturer and distributor of data storage, retrieval and management products, from September 1991 until October 1992, and was Vice Chairman of the board of Seagate from October 1990 until September 1991. Mr. Filler served as Co-Chairman of the board of Seagate and as director of Seagate Software, Inc., a subsidiary of Seagate from June 1998 until December 2000.	63	2002

PROPOSAL TWO

APPROVAL OF THE ALTIRIS, INC. 2004 STOCK PLAN

On July 2, 2004, the Board approved the Altiris, Inc. 2004 Stock Plan (the “Plan”) under which 750,000 shares of Altiris common stock will be reserved for issuance (approximately 3% of the outstanding shares as of December 31, 2003). The Plan will not become effective until it is approved by stockholders of Altiris. In accordance with applicable stock exchange listing standards, the Board is asking Altiris stockholders to approve the Plan so that Altiris may use the shares reserved under the Plan to assist Altiris in achieving its goals of improving its overall financial and operational performance and increasing profitability and stockholder value.

We believe strongly that the approval of the Plan is essential to our continued success. Our qualified and motivated employees are our most valuable asset and stock options and other equity based awards such as those provided under the Plan are vital to our ability to attract, retain and motivate outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. We also believe that equity based compensation available through the Plan uniquely aligns the interests of management and stockholders by tying compensation to Altiris’ financial performance. Such awards significantly enhance our ability to motivate employees to achieve the Company’s goals.

The Plan has a number of special terms and limitations, including:

•	the exercise price of an option may not be reduced without stockholder approval (other than in connection with a change in the capitalization of Altiris)

•	all options must be granted at the fair market value of the Altiris common stock on the date of grant

•	no option may have a term of more than seven years

•	only 500,000 shares of the 750,000 shares subject to the Plan may be granted pursuant to restricted stock awards with purchase prices less than 100% of the fair market value

•	Altiris will be entitled to a repurchase option on any restricted stock award which is exercisable on the termination of recipient’s service with Altiris for any reason at the original price per share of the award, and the option will lapse at a rate no less than three years from the date of grant

•	stockholder approval is required for certain types of amendments to the Plan

Vote Required and Recommendation of the Board of Directors

Approval of the Plan requires the affirmative vote of a majority of the shares of Altiris common stock present in person or represented by proxy and entitled to be voted on the proposal at the meeting. Abstentions have the same effect as a vote against the proposal.

Our Board recommends a vote FOR the approval of the Altiris, Inc. 2004 Stock Plan.

Summary of the Plan

The following paragraphs provide a summary of the principal features of the Plan and its operation. The following summary is qualified in its entirety by reference to the Plan as set forth in Appendix D.

Background and Purpose of the Plan

The Plan permits the grant of stock options and stock purchase rights (individually, an “Award”). The Plan is intended to provide incentives and to encourage share ownership on the part of eligible employees, non-employee directors and consultants who provide significant services to us. The Plan also is intended to further our growth and profitability.

Administration of the Plan

Our Board, or a committee appointed by the Board, or with respect to different groups of optionees, different committees appointed by our Board, will administer the Plan. In the case of options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to determine the terms of the options and stock purchase rights granted, including the exercise price, the number of shares subject to each option or stock purchase right, the exercisability of the options and stock purchase rights and the form of consideration payable upon exercise.

Shares Subject to the Plan

The maximum aggregate number of shares of Altiris common stock (“Shares”) that may be issued under the Plan is 750,000 Shares. However, only 500,000 shares of the 750,000 shares subject to the Plan may be granted pursuant to restricted stock awards with purchase prices less than 100% of fair market value.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. The administrator may grant nonstatutory stock options and incentive stock options (which entitle employees, but not Altiris, to more favorable tax treatment) under the Plan. The administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no optionee may be granted an option to purchase more than 500,000 shares in any year, except an additional 350,000 Shares may be granted to an optionee in connection with his or her initial service as an employee.

An option granted under the Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the administrator. The term of each stock option may not exceed seven years. However, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our outstanding capital stock, the term of such option must not exceed five years. In connection with the termination of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

The exercise price of options granted under the Plan must be at least equal to the fair market value of Altiris common stock on the date of grant. However, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Altiris or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The administrator also may permit payment through the tender of Shares that are already owned by the optionee, or by any other means that the administrator determines to be consistent with the purpose of the Plan. The optionee must pay any taxes the Company is required to withhold at the time of exercise.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the administrator. The administrator will determine the number of Shares of restricted stock granted to any employee or consultant.

In determining whether an Award of restricted stock should be made, and the vesting schedule for any such Award, the administrator may impose whatever conditions to vesting as it determines to be appropriate. For example, the administrator may determine to grant an Award of restricted stock only if the participant satisfies performance goals established by the administrator. Unless the administrator determines otherwise, a restricted stock purchase agreement, which is an agreement between us and the participant which governs the terms of stock purchase rights, will grant us a repurchase option that we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason, including death or disability. The purchase price for shares we repurchase will generally be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The administrator determines the rate at which our repurchase option will lapse, but it shall lapse at a rate of not less than one-third per year from the date of grant.

Limited Transferability of Options and Stock Purchase Rights

The Plan generally does not allow for the transfer of options or stock purchase rights and only the optionee may exercise an option or stock purchase right during his or her lifetime.

Adjustments upon Change in Control

The Plan provides that in the event of our merger with or into another corporation, or a change in control, the successor corporation may assume or substitute each option or stock purchase right. If the successor corporation refuses to assume or substitute for outstanding options and stock purchase rights, the administrator shall notify each optionee that, for a period of 15 days from the date of such notice, his or her option will become exercisable as to all vested shares subject to such option, plus all shares that would have otherwise vested within one year after the date of such notice. The option or right will terminate upon the expiration of such 15-day period.

Amendment and Termination of our 2004 Stock Plan

The Plan will automatically terminate in 2014, unless our Board terminates it sooner. In addition, the administrator has the authority to amend, suspend or terminate the Plan, provided such amendment does not impair the rights of any optionee and that material amendments require stockholder approval.

Awards to be Granted to Certain Individuals and Groups

The number of Awards that an employee or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (1) the aggregate number of Shares subject to options granted under the Altiris, Inc. 2002 Stock Plan or the 2002 Plan, during the last fiscal year and (2) the average per Share exercise price of such options. No stock purchase rights (restricted stock) were granted pursuant to the 2002 Plan during the last fiscal year.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price	Number of Shares of Restricted Stock Granted	Dollar Value of Shares of Restricted Stock Granted
Gregory S. Butterfield	30,000	$13.08	n/a	n/a
Stephen C. Erickson	30,000	$13.08	n/a	n/a
Dwain A. Kinghorn	30,000	$13.08	n/a	n/a
Jan E. Newman	25,000	$13.08	n/a	n/a
Michael R. Samuelian	25,000	$13.08	n/a	n/a
All executive officers, as a group	165,000	$13.08	n/a	n/a
All directors who are not executive officers, as a group	0	n/a	n/a	n/a
All employees who are not executive officers, as a group	823,550	$19.07	n/a	n/a

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different. The following is only a summary of the effect of U.S. federal income taxation upon Award recipients and Altiris with respect to the grant and exercise of Awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of an employee’s death or the income tax laws of any municipality, state or foreign country in which an employee’s income or gain may be taxable.

Nonqualified Stock Options

No taxable income is reportable when a nonqualified stock option is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the optionee exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock

A recipient of a stock purchase right will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

Tax Effect for the Company

Altiris generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by an Award recipient and at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, Altiris can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the administrator to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such options.

Accounting Treatment

Awards with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair market value of these Awards is required to be disclosed in the notes to our financial statements. We must also disclose, in the notes to our financial statements, the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

Awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the “spread” (that is, the difference between the purchase price and the fair market value on the grant date). Typically, this expense is amortized over our earnings over the award’s vesting period.

The Financial Accounting Standards Board intends to require mandatory expensing for equity awards for fiscal years commencing after December 15, 2004. In such event, we expect that all Awards will result in direct charges to our reported earnings.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Audit Committee has appointed KPMG LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2004. Services provided to Altiris and its subsidiaries by KPMG during the fiscal year ended December 31, 2003 are described under “Audit and Related Fees for Fiscal 2003 and 2002” below. Representatives of KPMG will be present at the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Changes in Registrant’s Certifying Accountant

On April 5, 2002, our Board of Directors, in consultation with the Audit Committee, decided to terminate our relationship with Arthur Andersen LLP, or Andersen, as our independent public accountants, and authorized management, in consultation with our audit committee, to select another public accounting firm to replace Andersen. On April 6, 2002, we engaged KPMG LLP to serve as our independent public accountants for 2002, which engagement was ratified by our Board of Directors on April 23, 2002.

Andersen’s reports on our consolidated financial statements for the two years prior to their termination did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two preceding years and interim period through the date of Andersen’s termination, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved, would have caused Andersen to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

We provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to the Registration Statement on Form S-1 (File No. 333-83352), which the Securities and Exchange Commission declared effective on May 22, 2002, is a copy of Andersen’s letter, dated May 2, 2002, stating its agreement with such statements.

During the two preceding years and interim period through the date of Andersen’s termination, we did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit and Related Fees for Fiscal 2003 and 2002

The following table sets forth a summary of the fees billed to us by KPMG LLP for professional services for the fiscal years ended December 31, 2003 and 2002, respectively:

	2003	2002
Audit Fees(1)	$216,000	$291,000
Audit-Related Fees(2)	242,000	390,000
Tax Fees(3)	243,000	135,000
All Other Fees	—	—

Total	$701,000	$816,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services. In addition, we paid audit- related fees for professional services performed in connection with our initial public offering of our common stock in 2002 and our follow-on public offering of our common stock in 2003.

(3)	For our fiscal years ended December 31, 2003 and 2002, respectively, tax fees principally included tax compliance fees and fees for tax advice.

The Audit Committee of the Board has adopted a policy regarding the pre-approval of audit-related and non-audit services to be performed by the independent auditors of Altiris and not otherwise prohibited by law. This policy requires that services must either be specifically pre-approved on a case-by-case basis or generally pre-approved if the services fall within the guidelines set by the Audit Committee. Under this policy, the annual audit services engagement terms and fees require the specific pre-approval of the Audit Committee and certain audit-related services, tax services, and other services require general pre-approval. Only those services that the Audit Committee feels will not impair the independence of the auditor and are consistent with the SEC rules regarding auditor independence have been generally pre-approved. Additionally, where fees for certain services that have been generally pre-approved exceed certain fee thresholds set by the Audit Committee, specific pre-approval is required for services that would exceed those fee thresholds. The Audit Committee also may delegate both specific and general pre-approval authority to one or more of its members. All audit-related, tax and other services and fees were pre-approved by the Audit Committee in accordance with applicable law.

Vote Required and Recommendation of the Board of Directors

Ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004, requires the affirmative vote of a majority of the shares of Altiris common stock present in person or represented by proxy and entitled to be voted at the meeting. Abstentions have the same effect as a vote against the proposal.

Our Board recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2004.

Ratification of the appointment of KPMG LLP as our independent auditors is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board intends to present at the meeting is as set forth in this Proxy Statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Craig H. Christensen
Vice President, General Counsel and Secretary

Lindon, Utah

July 2, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF ALTIRIS, INC.

(Adopted on February 22, 2002 and Effective on May 29, 2002)

(Amended and restated on March 24, 2003)

(Amended and restated on January 27, 2004)

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Altiris, Inc. (the “Corporation”) shall be to:

•	oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation;

•	assist the Board in the oversight and monitoring of (1) the integrity of the financial statements of the Corporation, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications, independence and performance, and (4) the Corporation’s internal accounting and financial controls and reporting practices;

•	submit and sign the report that the rules of the U.S. Securities and Exchange Commission (the “SEC”) require be included in the Corporation’s annual proxy statement;

•	provide the Board with the results of its monitoring and recommendations derived therefrom;

•	provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board; and

•	serve as a “Qualified Legal Compliance Committee,” as defined by rules adopted by the SEC (the “SEC Rules”).

The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board and report the financial results of the Corporation’s activities to the Board. Management is responsible for preparing the Corporation’s financial statements, and the Corporation’s independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the accounting, auditing, internal control and financial reporting practices of the Corporation than the Committee does; accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Corporation to its stockholders and others. Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law (“Delaware Law”). Further, nothing contained in this Charter is intended to alter or impair the right of the members of the Committee under Delaware Law to rely, in discharging their oversight role, on the records of the Corporation and on other information presented to the Committee, the Board or the Corporation by its officers or employees or by outside experts, such as the Corporation’s independent auditors.

The Committee has the authority to undertake the specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. It is acknowledged, however, that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

COMMITTEE MEMBERSHIP, ORGANIZATION AND GOVERNANCE

Composition.    The Committee shall be comprised of no fewer than three (3) members of the Board. The Committee members will be appointed by, and will serve at the discretion of, the Board. Members of the Committee must meet the following criteria (as well as any additional criteria required by the SEC and the SEC rules or by The Nasdaq Stock Market, Inc. or the Nasdaq Rules):

•	each member satisfy the requirements for independence set out in Rule 4200 of The NASDAQ Stock Market Marketplace Rules (the “Nasdaq Rules”) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or under any other applicable SEC rules;

•	each member must be able to read and understand fundamental financial statements, in accordance with the NASD’s Audit Committee requirements for companies listed on the Nasdaq National Market;

•	no member shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three (3) years;

•	at least one (1) member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities; and

•	at least one (1) member shall be an “audit committee financial expert,” as pursuant to the SEC, and the Board will be responsible for determining whether a Committee member meets the qualifications set forth in such rules.

Chairperson.    The Governance and Nominating Committee of the Board shall recommend to the Board, for its approval, the designation of one (1) member of the Audit Committee to serve as its chairperson.

Meetings and Procedures.    The Committee will meet at least once each fiscal quarter. The Committee may establish its own schedule, which it will provide to the Board in advance. Special meetings may be convened as required. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities.

The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Corporation at such times as are appropriate to review the financial affairs of the Corporation. The Committee will meet separately with the independent auditors of the Corporation, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter. The Committee may also meet separately with the Corporation’s internal auditor and/or with such division financial officers, controllers, attorneys or other persons as the Committee, in its sole discretion, may determine from time to time.

Minutes.    The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports.    In addition to submitting and signing the Audit Committee report in the Corporation’s proxy statement in accordance with the SEC rules, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with this Charter.

Compensation.    Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the Nasdaq Rules.

RESPONSIBILITIES AND AUTHORITY

In addition to other responsibilities given to the Committee by the Board from time to time, the Committee shall:

1.    review on a continuing basis the adequacy of the Corporation’s internal control structure and procedures for financial reporting, which shall include meeting periodically with the Corporation’s management and the independent auditors to review the adequacy of such control structure and to review before release the disclosure regarding such control structure required under SEC rules to be contained in the Corporation’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

2.    appoint, compensate, retain and oversee the work of the independent auditors (and resolve disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.    pre-approve audit and non-audit services provided to the Corporation by the independent auditors (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

4.    review and provide guidance with respect to the external audit and the Corporation’s relationship with its independent auditors by (1) reviewing the independent auditors’ proposed audit scope, approach and independence; (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Corporation which may impact independence and presenting this statement to the Board, and to the extent there are such relationships, monitoring and investigating them; (3) reviewing the independent auditors’ peer review conducted every three (3) years; (4) discussing with the Corporation’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements and requirements under the Sarbanes-Oxley Act of 2002; and (6) such other reviews, inspections, independent evaluations as the Committee in its sole discretion may deem advisable.

5.    review and discuss with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

6.    direct the Corporation’s independent auditors to review before filing with the SEC the Corporation’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

7.    conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

8.    review before release the unaudited quarterly operating results in the Corporation’s quarterly earnings release.

9.    oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

10.    review and discuss with management and the Corporation’s independent auditors management’s report on internal controls and the independent auditors’ attestation and report on management’s assertions, as required by Section 404 of the Sarbanes-Oxley Act of 2002, as well as the preparation and content of any officer certifications required by the Sarbanes-Oxley Act of 2002 or the SEC to be filed with the Corporation’s Quarterly Report on Form 10-Q, Annual Report on Form 10-K or any other periodic report filed with the SEC.

11.    review, approve and monitor the Corporation’s code of ethics for its senior financial officers;

12.    review management’s monitoring of compliance with the Corporation’s standards of business conduct and with the Foreign Corrupt Practices Act.

13.    review periodically with counsel any legal matter that could have a significant impact on the Corporation’s financial statements.

14.    provide oversight of and review at least annually the Corporation’s guidelines and policies with respect to risk assessment and risk management, including the Corporation’s investment policies.

15.    oversee and review the Corporation’s policies regarding information technology and management information systems.

16.    if necessary, institute special investigations with full access to all books, records, facilities and personnel of the Corporation.

17.    as appropriate, obtain advice and assistance from outside legal counsel, experts or other advisors, with (1) the authority to retain such counsel, experts or other advisors as the Committee may deem appropriate in its sole discretion and (2) the sole authority to approve related fees and retention terms.

18.    submit and sign a report in the Corporation’s proxy statement in accordance with the SEC rules.

19.    establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.    act as a “Qualified Legal Compliance Committee” as defined by SEC rules. In this regard, the Committee is authorized to:

(a)    inform the Chief Executive Officer and chief legal officer of any report of evidence of a material violation of state or Federal securities laws, a material breach of fiduciary duty arising under state or Federal law, or a similar violation of state or Federal law;

(b)    determine whether an investigation is necessary and, if the Committee determines that an investigation is necessary, to initiate the investigation, notify the Board and retain necessary expert personnel;

(c)    at the conclusion of any investigation, to recommend an appropriate response and to inform the Chief Executive Officer, the chief legal officer and the Board of the results of the investigation and related recommendations; and

(d)    to notify the SEC if the Corporation fails in any material respect to implement an appropriate response recommended by the Committee.

DELEGATION OF AUTHORITY

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Committee at its scheduled meetings.

RESOURCES AND ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities in accordance with this Charter.

ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Governance and Nominating Committee of the Board or the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF ALTIRIS, INC.

(Adopted on February 22, 2002 and Effective on May 29, 2002)

(Amended and restated on January 27, 2004)

PURPOSE OF THE COMMITTEE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Altiris, Inc. (the “Corporation”) is to: (1) assist the Board in discharging its responsibilities relating to oversight of the compensation of the Corporation’s Chief Executive Officer and other executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and directors of the Corporation; (2) administer the Corporation’s stock plans and make grants thereunder; (3) consult with management regarding compensation and benefits for non-executive officers and other employees of the Corporation; and (4) oversee the Corporation’s compensation policies, plans and benefits programs generally. In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board from time to time prescribes.

The Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

STATEMENT OF PHILOSOPHY

The philosophy of the Committee is to provide compensation to the Corporation’s officers and directors in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with the Corporation, to provide incentives for such persons to perform to the best of their abilities for the Corporation, and to promote the success of the Corporation’s business.

COMMITTEE MEMBERSHIP, ORGANIZATION AND GOVERNANCE

Composition.    The Governance and Nominating Committee shall recommend to the Board nominees for the Compensation Committee, and the Board will appoint the members of the Compensation Committee. Committee members will serve at the discretion of the Board. The Compensation Committee shall consist of (a) solely independent directors pursuant and subject to the applicable listing standards of The NASDAQ Stock Market (“Nasdaq”) and applicable federal law, as in effect from time to time, and (b) no fewer than two (2) members. The members of the Compensation Committee shall also meet the (x) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act, and (y) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Chairperson.    The Governance and Nominating Committee shall recommend to the Board, for its approval, the designation of the chairperson of the Committee (the “Chairperson”).

Meetings and Procedures.    It is anticipated that members of the Committee will meet at least quarterly. However, the Committee may establish its own schedule, which it will provide to the Board in advance. At a minimum of one meeting annually, the Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the Corporation’s compensation packages. The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Corporation and this Charter. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities.

Minutes.    The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports.    In addition to submitting and signing the Compensation Committee report in the Corporation’s proxy statement in accordance with the SEC rules, the Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with this Charter.

Compensation.    Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by Nasdaq rules.

RESPONSIBILITIES AND AUTHORITY

In addition to other responsibilities given to the Committee by the Board from time to time, the Committee shall:

1.    Unless otherwise determined by a majority of the independent directors of the Board meeting in executive session, determine in executive session or recommend to the Board for its determination the compensation of the Chief Executive Officer of the Corporation (the “CEO”).

2.    Unless otherwise determined by a majority of the independent directors of the Board, determine or recommend to the Board for its determination the compensation of all executive officers of the Corporation, other than the CEO, and such other employees of the Corporation as directed by the Board.

3.    Review and approve the Corporation’s compensation and benefits plans, programs and policies (collectively, the “Compensation Policies”) generally, including reviewing and approving any incentive-compensation plans and equity-based plans of the Corporation. In its review of the Compensation Policies, the Committee may consider the recruitment, development, promotion, retention and compensation of executives and other employees of the Corporation and any other factors that it deems appropriate. The Committee shall report the results of such review and any action it takes with respect to the Corporation’s Compensation Policies to the Board. In addition, the Committee shall make recommendations to any subcommittees with respect to the results of such review, as applicable.

4.    Review and approve all forms of compensation (including, to the extent relevant, all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”), and all non-plan compensation, such as employment, severance and change of control agreements and ongoing perquisites or special benefit items) to be provided to the executive officers of the Corporation. In its review and approval of such compensation, the Committee will, among other things:

(a)    identify corporate goals and objectives relevant to executive compensation;

(b)    evaluate each executive’s performance in light of such goals and objectives and set each executive’s compensation based on such evaluation and such other factors as the Committee deems appropriate and in the best interests of the Corporation; and

(c)    determine any long-term incentive component of each executive’s compensation based on awards given to such executive in past years, the Corporation’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Committee deems appropriate and in the best interests of the Corporation.

5.    Report the results of such review and any action it takes with respect to the compensation of the Corporation’s executive officers to the Board.

6.    Review and make recommendations to the Board and any subcommittees, as applicable, regarding general compensation goals and guidelines and performance targets for the Corporation’s employees and the criteria by which bonuses (if any) to the Corporation’s employees are determined.

7.    Review and make recommendations to the Board regarding the compensation policy for such other officers, employees and consultants of the Corporation as directed by the Board.

8.    Review and approve changes in policies relating to employee insurance.

9.    Review and make recommendations to the Board regarding the Corporation’s executive staffing plan for meeting present and future leadership needs of the Corporation.

10.    Establish and administer objective performance goals under which performance-based compensation may be paid to the Chief Executive Officer and the Named Executive Officers (as that term is defined in Item 402 of Regulation S-K) of the Corporation and certify that such performance goals have been attained prior to the payment of any performance-based compensation that is intended to qualify as “performance-base compensation” under Section 162(m) of the IRC.

11.    Administer the Corporation’s equity compensation plans within the authority delegated by the Board. The Committee shall also make recommendations to the Board with respect to the adoption or amendment of any Corporation equity compensation plans and changes in the number of shares reserved for issuance thereunder. In its administration of any such plans, the Committee may: (a) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 thereunder); (b) amend such stock options or stock purchase rights; and (c) take all other actions permitted under the plans;

12.    Review the Corporation’s compliance with employee benefit plans.

13.    Submit and sign the Compensation Committee report to be included in the Corporation’s annual proxy statements relating to its meeting of stockholders.

14.    Oversee the Corporation’s employee benefit programs and advise the Board on which programs or changes thereto should be approved by the stockholders or the Board, where applicable.

15.    Authorize the repurchase of shares from terminated employees pursuant to applicable law and agreements governing such repurchases.

16.    Periodically advise and consult with the Corporation’s executives regarding managerial personnel matters.

17.    Make regular reports to the Board.

18.    Review this Charter periodically, as appropriate, and make recommendations to the Board with respect to any proposed changes thereto.

19.    Periodically review the performance of the Committee and report to the Board on such evaluation.

20.    Perform any other activities consistent with this Charter, the Corporation’s Certificate of Incorporation, Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

STUDIES AND OUTSIDE ADVISORS

The Committee shall have the sole authority to retain or terminate any compensation consultant assisting the Committee in the evaluation of the CEO or other executive officer compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors in performing its responsibilities.

DELEGATION OF AUTHORITY

The Committee may form and delegate its authority to subcommittees or the Chairperson of the Committee when it deems appropriate and in the best interests of the Corporation, provided that such delegation is not in violation of applicable law or the rules and regulations applicable to companies with securities quoted on Nasdaq.

APPENDIX C

CHARTER FOR THE GOVERNANCE AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF ALTIRIS, INC.

(Adopted by the Board of Directors and Effective on January 27, 2004)

PURPOSE OF THE COMMITTEE

The Governance and Nominating Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Altiris, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling its responsibility with respect to corporate governance of the Corporation. To carry out this purpose, the Committee shall:

•	develop and recommend to the Board the governance principles applicable to the Corporation;

•	oversee the evaluation of the Board and management of the Corporation;

•	recommend to the Board director nominees for each committee; and

•	assist the Board by identifying prospective director nominees and determine the director nominees for annual meetings of stockholders.

In addition, the Committee will undertake those specific responsibilities and duties listed below and such other duties as the Board may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION

Composition.    The Committee shall be comprised of no fewer than three (3) members of the Board. All members of the Committee shall be appointed by the Board, shall be independent of the Corporation and its affiliates, shall have no relationship to the Corporation or its affiliates that may interfere with the exercise of their independent judgment in carrying out their responsibilities, and shall otherwise be deemed “independent directors” as defined in Rule 4200 of The NASDAQ Stock Market Marketplace Rules (the “Nasdaq Rules”).

Meetings and Organization.    The Committee will meet at least four times each year. The Committee may establish its own schedule, which it will provide to the Board in advance. Special meetings may be convened as required. The Board may designate one member of the Committee as its Chairperson. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may, to the extent permitted by applicable laws, the rules and regulations of the U.S. Securities and Exchange Commission, the Nasdaq Rules and the Certificate of Incorporation and Bylaws of the Corporation, form and delegate authority to subcommittees when appropriate.

Minutes.    The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports.    Consistent with this charter, the Committee Chairperson shall make regular reports to the Board on the actions and recommendations of the Committee.

Compensation.    Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the Nasdaq Rules.

COMMITTEE RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	developing principles of corporate governance and recommending them to the Board for its consideration and approval.

•	reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and that they are being complied with.

•	recommending ways to enhance communications and relations with stockholders of the Corporation, and, if deemed appropriate by the Committee, developing and documenting a process for stockholders to send communications to the Board and identifying the directors to whom such communication may be sent.

•	reviewing periodically the succession planning for executive management of the Corporation, reporting Committee findings and recommendations to the Board, and working with the Board in evaluating potential successors to such positions.

•	overseeing compliance by the Board and its committees with applicable laws and regulations, including the Nasdaq Rules and the rules and regulations promulgated by the U.S. Securities and Exchange Commission.

•	establishing and maintaining an orientation program for new directors.

•	overseeing and implementing, as necessary or as required by applicable laws and regulations, director continuing education programs.

Board Composition, Evaluation and Nominating Activities

•	determining, as from time to time deemed appropriate by the Committee, the criteria for qualification and selection of directors for election to the Board, including the consideration of issues of character, judgment, diversity, age, expertise, corporate experience, length of service, other time commitments, independence (under the various standards applicable to the Board and its committees), depth and breadth of experience within the Corporation’s industry and otherwise, leadership ability and the like.

•	developing and updating a long-term plan for the composition and size of the Board that takes into consideration the current strengths, independence, skills and experience of members of the Board, retirement dates and the strategic direction of the Corporation.

•	identifying and evaluating possible director candidates against such criteria and long-term plan, including current directors eligible for re-election, and either (1) select candidates for nomination to the Board or (2) recommend candidates for the Board’s selection; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms.

•	considering and, if deems appropriate by the Committee, adopting director qualification requirements related to the number of boards of directors on which a director may sit and director tenure, retirement and succession.

•	establishing policies for reviewing the continued appropriateness of Board membership when an individual director changes the position he or she held when elected or appointed to the Board.

•	developing and documenting a policy with respect to the Corporation’s consideration of director candidates recommended by the stockholders of the Corporation.

•	overseeing the Board performance evaluation process, including conducting periodic surveys of director observations, suggestions and preferences, and reviewing the self-evaluation of each director,

and if necessary, recommending remedial action or termination (for cause or for other appropriate reasons) of membership of individual directors in accordance with the Board’s governance principles.

•	reviewing the composition, size, organization and governance of the Board and its committees, determining future Board and committee requirements, and making recommendations regarding the foregoing to the Board for approval.

•	evaluating director compensation, consulting with outside consultants and/or with the Corporation’s Human Resources department when deemed appropriate by the Committee, and making recommendations to the Board regarding director compensation.

•	reviewing the disclosure included in any Annual Report on Form 10-K or proxy statement of the Corporation regarding the policies and procedures for the Committee’s consideration of director candidates or other matters within the Committee’s scope of responsibility.

Board Committees

•	reviewing periodically the charter and composition of each Board committee and making recommendations to the Board for any proposed changes, creating additional Board committees or changing the mandate or dissolving Board committees.

•	recommending to the Board the nominees of directors to be selected for membership on each Board committee.

•	reviewing and re-examining this Charter annually and making recommendations to the Board for any proposed changes.

•	annually reviewing and evaluating the performance of the Committee.

Conflicts of Interest

•	reviewing, approving and monitoring compliance with the Corporation’s code of conduct.

•	considering questions of possible conflicts of interest of Board members and of corporate officers.

•	reviewing actual and potential conflicts of interest of Board members and corporate officers, and clearing any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

•	reviewing, approving and monitoring all service by executive officers of the Corporation on outside boards of directors.

•	reviewing and approving in advance any proposed related party transactions, including without limitation, approving all transactions required to be disclosed pursuant to Item 404 of the Securities and Exchange Commission’s Regulation S-K.

INVESTIGATIONS, STUDIES AND OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibility, with full access to all books, records, facilities and personnel of the Corporation. In performing its responsibilities and duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel, accounting advisors or other advisors and experts at the Corporation’s expense.

APPENDIX D

ALTIRIS, INC.

2004 STOCK PLAN

1.    Purposes of the Plan.    The purposes of this 2004 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Change in Control” means the occurrence of any of the following events:

(i)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)    The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)    A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)    The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(g)    “Common Stock” means the common stock of the Company.

(h)    “Company” means Altiris, Inc., a Delaware corporation.

(i)    “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j)    “Director” means a member of the Board.

(k)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(o)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)    “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(r)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)    “Option” means a stock option granted pursuant to the Plan.

(t)    “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u)    “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(v)    “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(w)    “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(x)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)    “Plan” means this 2004 Stock Plan.

(z)    “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(aa)    “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(bb)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(cc)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(dd)    “Service Provider” means an Employee, Director or Consultant.

(ee)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ff)    “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(gg)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 750,000 Shares; provided, however, that in no event shall more than 500,000 Shares issuable under the Plan be granted pursuant to Stock Purchase Rights with a per Share purchase price less than 100% of Fair Market Value on the date of grant. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)     Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii)    to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)    to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(ix)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator, and

(xi)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Limitations.

(a)    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)    Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)    The following limitations shall apply to grants of Options:

(i)    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

(ii)    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 350,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii)    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv)    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.    Term of Plan.    Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that no option may have a term of more than seven (7) years. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.    Option Exercise Price and Consideration.

(a)    Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per Share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    promissory note;

(iv)    other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)    consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)    any combination of the foregoing methods of payment; or

(viii)    such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

(a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee’s death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11.    Stock Purchase Rights.

(a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that such option shall lapse at a rate no less than 1/3rd of the Shares subject to the Stock Purchase Right from the date of grant of the Stock Purchase Right.

(c)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)    Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.    Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.

(a)    Changes in Capitalization.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares covered by each outstanding Option and Stock Purchase Right, and the numerical Share limits of Sections 3, 6, and 13.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Change in Control.    In the event of a merger of the Company with or into another corporation, or a Change in Control, a successor corporation or a Parent or Subsidiary of the successor corporation, without the Optionees’ consent, may: (i) assume each outstanding Option; or (ii) substitute an equivalent option, right or agreement. In the event an Option is not assumed or substituted for, the Administrator shall notify the Optionee in writing or electronically that the Option shall be exercisable as to all of the vested Optioned Stock as of the date of such notice plus all Shares that would have otherwise vested within one (1) year after the date of the notice as if the Optionee had continued to be a Service Provider during such time. The vesting and exercise of Shares that are not vested as of the date of notice is contingent upon the closing of the merger or Change in Control. If an Option becomes exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the exercisable portion of the Option (as described above) shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

14.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment (i) to the extent necessary and desirable to comply with Applicable Laws or, (ii) that the Board, in its sole discretion, determines to be a material amendment. In addition, the Company shall not effect an option repricing or Option Exchange Program with respect to Options granted under the Plan without first obtaining stockholder approval thereof.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

DETACH HERE

PROXY

ALTIRIS, INC.

588 West 400 South

Lindon, Utah 84042

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen C. Erickson and Craig H. Christensen, and each of them, as proxy holders and attorneys-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of Altiris, Inc., to be held at 588 West 400 South, Lindon, Utah 84042, on Wednesday, July 21, 2004 at 2:00 p.m., local time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated on or about July 2, 2004, and a copy of the Altiris, Inc. Annual Report on Form 10-K and its subsequent amendment for the fiscal year ended December 31, 2003. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Altiris, gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” EACH NOMINEE SET FORTH BELOW, “FOR” THE RATIFICATION OF INDEPENDENT ACCOUNTANTS AND “FOR” APPROVAL OF THE ALTIRIS, INC. 2004 STOCK PLAN WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ALTIRIS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the internet and go to http://www.eproxyvote.com/atrs	OR	Vote-by-telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1.	Election of two Class II directors to serve for a three-year term that expires at the 2007 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Nominees: (01) Michael J. Levinthal (02) Mark E. Sunday

	FOR ALL NOMINEES ☐ ☐	WITHHELD FROM ALL NOMINEES

☐	For all nominee(s) except as written above

			FOR	AGAINST	ABSTAIN
2.	To adopt the Altiris, Inc. 2004 Stock Plan.		☐	☐	☐

3.	To ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2004.		☐	☐	☐

4.	With discretionary authority, upon such other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name appears herein. Corporate or partnership proxies should be signed in full corporate or partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date: